FOR IMMEDIATE RELEASE              Contact:          Peter R. Kent
                                                     Chief Operating Officer
                                                     Chief Financial Officer
                                                     GKN Holding Corp.
                                                      (212) 208-6647



GKN Holding Corp.'s Name Changed to
Research Partners International, Inc.
______________________________________________________________________________

New York, New York, July 16, 1998 - GKN Holding Corp., parent company of GKN Securities Corp., Southeast Research Partners, Inc., Shochet Securities, Inc., and GKN Securities AG (Switzerland) has changed its name to Research Partners International, Inc.

Effective July 17th, its common stock will trade on the Nasdaq National Market under the symbol RPII and its new cusip number is 761013 10 1.


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